UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 SoFi Technologies, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! SOFI TECHNOLOGIES, INC. 234 1ST STREET SAN FRANCISCO, CALIFORNIA 94105 SOFI TECHNOLOGIES, INC. 2023 Annual Meeting Vote by June 13, 2023 8:59 p.m. PT (11:59 p.m. ET) You invested in SOFI TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 14, 2023. Vote Virtually at the Meeting* June 14, 2023 7:00 a.m., Pacific Time (10:00 a.m. Eastern Time) Virtually at: www.virtualshareholdermeeting.com/SOFI2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V17450-P91717 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V17451-P91717 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1c. Michael Bingle 1d. Richard Costolo 1a. Ahmed Al-Hammadi 1e. Steven Freiberg 1f. John Hele 1b. Ruzwana Bashir 1g. Tom Hutton 1h. Clara Liang 1i. Anthony Noto 1j. Harvey Schwartz 1k. Magdalena Yeşil 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. For For For For For For For For For For For For For For 4. To approve an Amendment to the Company’s Certificate of Incorporation to give the Board of Directors discretionary authority to effect a reverse stock split. 1. Election of Directors Nominees: 3. To ratify the selection of Deloitte & Touche LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of the Company for its year ending December 31, 2023.